MAINSTAY VP FUNDS TRUST

MainStay VP Emerging Markets Equity Portfolio

Supplement dated December 16, 2016 (“Supplement”) to the
Summary Prospectus and Prospectus dated May 1, 2016, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus.

At meetings held on December 12-14, 2016, the Board of Trustees of MainStay VP Funds Trust approved certain changes to the MainStay VP Emerging Markets Equity Portfolio (the “Portfolio”).

Accordingly, effective May 1, 2017, the following changes will occur:

1.	The Portfolio’s management fee will decrease from 1.10% on assets up to $1 billion, and 1.09% on assets over $1 billion to 1.05% on assets up to $1 billion and 1.025% on assets over $1 billion.

2.	The “Principal Investment Strategies” section of the Summary Prospectus and Prospectus with respect to the Portfolio will be deleted in its entirety and replaced with the following:

Principal Investment Strategies

The Portfolio, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity and equity-related securities, including preferred stock, of companies located in or associated with emerging market countries. The Portfolio may also invest in exchange-traded funds to obtain this exposure or for other investment purposes.

The Portfolio utilizes two Subadvisors, Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”) and Candriam Belgium, with investment processes and styles that New York Life Investment Management LLC, the Portfolio’s Manager, believes are complementary. Each Subadvisor is responsible for managing a portion of the Portfolio’s assets, as designated by the Manager from time to time.

Each Subadvisor has discretion to determine the countries considered to be emerging market countries, including taking into consideration a variety of factors, such as the development of a country’s financial and capital markets, inclusion of a country in an index representative of emerging markets, and such other factors as deemed by the Subadvisor to be appropriate.

At times, the Portfolio might increase the relative exposure of investments in a particular region or country. The Portfolio may invest up to 20% of its net assets in securities that are not issued by entities in, or tied economically to, emerging markets. These investments may include equity securities, U.S. government and agency securities and short-term investments such as cash and cash equivalents. The Portfolio may also invest in American Depositary Receipts.

The Portfolio may invest in futures.

Each Subadvisor may sell a security or reduce its position if it no longer believes the security will contribute to meeting the investment objective of the Portfolio, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

Cornerstone Holdings’ Investment Strategies & Process: Using an objective, disciplined and broadly applied process, Cornerstone Holdings selects securities that it believes have the most potential to appreciate in value, while seeking to limit exposure to risk. Cornerstone Holdings seeks to control exposure to risk through, among other things, country, sector and industry constraints. These constraints may limit Cornerstone Holdings’ ability to overweight or underweight particular sectors or industries relative to the Portfolio’s benchmark, the MSCI Emerging Markets Index (the “Index”). Cornerstone Holdings will further seek to reduce risk by diversifying assets over a large number of securities. Cornerstone Holdings seeks to construct a broadly diversified portfolio across countries, sectors and industries using quantitative analysis to identify undervalued securities which it believes have a high probability of providing returns greater than the Index. Cornerstone Holdings uses a quantitative model that is designed to evaluate individual issuers and securities across valuation, momentum and market sentiment criteria, and also conducts a qualitative review of the results of the quantitative analysis. In certain cases, Cornerstone Holdings may deviate from positions or weightings suggested by the quantitative analysis to account for events and conditions that may not be quantifiable by the analysis, such as company-specific and market events. Cornerstone Holdings regularly evaluates the quantitative model and, from time to time, may adjust the metrics and data underlying its quantitative analysis for a variety reasons, including, without limitation, to account for changing market, financial or economic conditions.

Based on quantitative and qualitative analysis, Cornerstone Holdings will overweight positions relative to the Index in equity securities that it believes have a high probability of providing a total return greater than the Index.

Candriam Belgium Investment Strategies & Process: In managing its portion of the Portfolio, Candriam Belgium seeks to create medium to longer-term capital appreciation through investments in emerging market companies that generate high, and growing, levels of profits. This is achieved by constructing a diversified, conviction based portfolio, aiming for consistent risk-adjusted returns greater than the Index.

Investment opportunities are identified via a thematic approach combined with a bottom-up stock selection methodology based on a proprietary quantitative screening platform to identify companies with attractive profitability levels and sustainable growth trends, relative to their country and/or sector. Return on equity, sustainable growth at a reasonable price, earnings and earnings revisions are central to the screening. Quality and return potential of the candidate investments are validated through further fundamental stock analysis and an appropriate fit with the preferred investment themes.

Sector, currency, regional and country deviations are kept within predetermined limits relative to the Index. Candriam Belgium seeks to reduce risk by diversifying its portion of the Portfolio over a large number of securities.

3.	The “Principal Risks” section of the Summary Prospectus and Prospectus with respect to the Portfolio will be revised as follows:

a.	The risk entitled “Short Selling Risk” will be removed; and

b.	The risk entitled “Regulatory Risk” will be deleted in its entirety and replaced with the following:

Regulatory Risk: The Portfolio as well as the issuers of the securities and other instruments in which the Portfolio invests are subject to considerable regulation and the risks associated with adverse changes in law and regulation governing their operations. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of the regulations remains unclear and may adversely affect, among other things, the availability, value or performance of derivatives.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

MAINSTAY VP FUNDS TRUST

MainStay VP Emerging Markets Equity Portfolio

(the “Portfolio”)

Supplement dated December 16, 2016 (“Supplement”) to the
Statement of Additional Information dated May 1, 2016, as supplemented (“SAI”)

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the SAI.

Effective May 1, 2017, the subadvisory fee for the Portfolio will be reduced from 0.55% on assets up to $1 billion and 0.545% on assets over $1 billion to 0.525% on assets up to $1 billion and 0.5125% on assets over $1 billion.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.